Exhibit 10.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

In connection with the annual report of Gemplus International S.A. (the “Company”) on Form 20-F for the period ending December 31, 2002 (the Report”), I, Alex Mandl, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 15, 2003
/s/ Alex Mandl

Alex Mandl Chief Executive Officer